Exhibit 10.75
EXECUTION COPY
AMENDMENT NO. 4
to
AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT
     This AMENDMENT NO. 4 (this “Amendment”), dated as of March 13, 2009 (the “Amendment Effective Date”), is made by and between PHH MORTGAGE CORPORATION, a New Jersey corporation (the “Seller”) and THE ROYAL BANK OF SCOTLAND PLC (the “Buyer”).
WITNESSETH:
     WHEREAS, Seller and Buyer are parties to that certain Amended and Restated Master Repurchase Agreement, dated as of June 26, 2008, as amended by Amendment No. 1 thereto, dated as of July 29, 2008, as amended by Amendment No. 2 thereto, dated as of December 19, 2008 and as amended by Amendment No. 3 thereto, dated as of December 30, 2008 (as further amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Master Repurchase Agreement”), whereby Buyer has agreed to purchase from time to time, certain Eligible Loans, as provided in and subject to the terms and conditions of the Master Repurchase Agreement, and the other agreements entered into in connection with the Master Repurchase Agreement (the “Program Documents”);
     WHEREAS, the parties desire to amend certain provisions of the Master Repurchase Agreement as set forth herein; and
     WHEREAS, Section 30 of the Master Repurchase Agreement permits the amendments contemplated herein.
     NOW, THEREFORE, in consideration of the foregoing and the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:
1. Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Master Repurchase Agreement, including by way of reference to any other documents or agreements.
2. Amendments to Master Repurchase Agreement. As of the Amendment Effective Date, the Master Repurchase Agreement is hereby amended as provided below:
     (a) Section 2 of the Master Repurchase Agreement is hereby amended by adding the following defined terms in their appropriate alphabetical positions:
     “Correspondent Loan” shall mean a Loan which is (i) originated by a Correspondent Seller and underwritten in accordance with the Underwriting Guidelines and (ii) acquired by the Seller from a Correspondent Seller in the ordinary course of business for sale to the Buyer pursuant to this Agreement. A Correspondent Loan may be either a Dry Loan or an Undocumented Loan.

     “Correspondent Loan Schedule” shall have the meaning specified in the Custodial Agreement.
     “Correspondent Seller” shall mean a mortgage loan originator that sells Loans originated by it to the Seller as a “correspondent” or “private label” client.
     “Correspondent Seller Release” shall mean, with respect to any Correspondent Loan, a release by the related Correspondent Seller, in the form of Exhibit M hereto, of all right, title and interest, including any security interest, in such Correspondent Loan.
     “Wet Loan Schedule” shall have the meaning specified in the Custodial Agreement.
     (b) Section 3(a) of the Master Repurchase Agreement is hereby amended and restated in its entirety to read as follows:
     “(a) Subject to the terms and conditions of the Program Documents, Buyer shall, from time to time enter into Transactions with an aggregate Purchase Price for all Purchased Loans acquired by Buyer not to exceed the Maximum Aggregate Purchase Price. Unless otherwise agreed, Seller shall request that Buyer enter into a Transaction by delivering or causing to be delivered (A) in the case of any Dry Loans or any Undocumented Loans (other than any Dry Loans or Undocumented Loans that are Correspondent Loans), (i) a Transaction Notice, appropriately completed, and a Loan Schedule to Buyer and Custodian, and (ii) the Mortgage File to Custodian for each Loan proposed to be included in such Transaction, which Transaction Notice and Loan Schedule must be received no later than 5:00 p.m. (New York City time) one Business Day prior to the requested Purchase Date, (B) in the case of any Correspondent Loans, (i) a Transaction Notice, appropriately completed, and a Loan Schedule to Buyer, Custodian and Disbursement Agent and a Correspondent Seller Release, duly executed and delivered by each applicable Correspondent Seller, to the Buyer, and (ii) the Mortgage File to Custodian for each Loan proposed to be included in such Transaction, which Transaction Notice, Loan Schedule and Correspondent Seller Releases must be received no later than 11:00 a.m. (New York City time) on the requested Purchase Date or (C) in the case of any Wet Loans, (i) a Transaction Notice, appropriately completed, and a Loan Schedule to Buyer, Custodian and Disbursement Agent, and (ii) the Mortgage File to Custodian for each Loan proposed to be included in such Transaction. The Transaction Notice and Loan Schedule relating to any AM Funded Wet Loan must be received by no later than 5:00 p.m. (New York City time) one Business Day prior to the requested Purchase Date. The Loan Schedule relating to any PM Funded Wet Loan must be received by no later than 9:00 a.m. (New York City time) and the Transaction Notice relating to any PM Funded Wet Loan must be received by no later than 11:00 a.m. (New York City time), in each case on the requested Purchase Date. Each Transaction Notice and the Loan Schedule in respect of the Eligible Loans that Seller proposes to include in the related Transaction shall

2

clearly indicate those Loans that are intended to be Undocumented Loans (other than Correspondent Loans), AM Funded Wet Loans, PM Funded Wet Loans, Dry Loans (other than Correspondent Loans) or Correspondent Loans (separately identifying Correspondent Loans that are Dry Loans and Correspondent Loans that are Undocumented Loans). Each Transaction Notice shall specify the proposed Purchase Date, Purchase Price, Pricing Rate and Repurchase Date (subject to Section 3(i)). Seller agrees to repurchase from Buyer, on the same Business Day of discovery, any Undocumented Loans or Wet Loans that were previously subject to a Transaction that do not close for any reason including, but not limited to, a Rescission. In the event that the parties hereto desire to enter into a Transaction on terms other than as set forth in this Agreement and the Transaction Notice, Buyer shall deliver to Seller, in electronic or other format, a “Confirmation” specifying such terms prior to entering into such Transaction, including, without limitation, the Purchase Date, the Purchase Price, the Pricing Rate therefor and the Repurchase Date. By entering in to a Transaction with Buyer, Seller consents to the terms set forth in any related Confirmation. Any such Transaction Notice and the related Confirmation, if any, together with this Agreement, shall constitute conclusive evidence of the terms agreed to between Buyer and Seller with respect to the Transaction to which the Transaction Notice and Confirmation, if any, relates. In the event of any conflict between this Agreement and any Confirmation, the terms of such Confirmation shall control with respect to the related Transaction.”
     (c) Section 3(b) of the Master Repurchase Agreement is hereby amended and restated in its entirety to read as follows:
     “(b) Pursuant to and in accordance with the terms and provisions of the Custodial Agreement, the Custodian shall review any Required Documents delivered to it and shall deliver to Buyer, via Electronic Transmission acceptable to Buyer, Custodian Loan Transmissions and Exception Reports showing the status of all Loans then held by the Custodian, including but not limited to the Undocumented Loans (other than Correspondent Loans), Wet Loans, Dry Loans (other than Correspondent Loans) and Correspondent Loans (including whether such Correspondent Loans are Dry Loans or Undocumented Loans) subject to Exceptions, and the time the related Loan Documents have been released pursuant to Sections 6(b) or Section 7 of the Custodial Agreement. In addition, pursuant to and in accordance with the terms and provisions of the Custodial Agreement, the Custodian shall deliver to Buyer on each Purchase Date and such other dates as specified in the Custodial Agreement, one or more Trust Receipts relating to the Loans. The original copies of each Trust Receipt shall be delivered to JPMorgan Chase Bank at Four New York Plaza, Ground Floor, Outsourcing Department, New York, New York 10004, [***], telephone number [***], as agent for Buyer

[***]	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

3

by overnight delivery using a nationally recognized insured overnight delivery service.”
     (d) Section 3(c) of the Master Repurchase Agreement is hereby amended and restated in its entirety to read as follows:
     “(c) Notwithstanding the provisions of Sections 3(a) and 3(b) above requiring the execution of a Transaction Notice and delivery of the Mortgage Files to the Custodian prior to the Purchase Date, with respect to each Transaction involving a Wet Loan or an Undocumented Loan (including any Correspondent Loan that is an Undocumented Loan), Seller shall, in lieu of delivering the Mortgage Files with respect to such Wet Loans and Undocumented Loans on such Purchase Date or date of substitution: (i) prior to 5:00 p.m. (New York City time) on the Business Day immediately preceding the related Purchase Date or date of substitution of any Undocumented Loans (other than any Correspondent Loans), deliver to the Custodian an Undocumented Loan Schedule setting forth a list of all such Undocumented Loans and cause the Custodian to deliver to Buyer, by no later than 6:00 p.m. (New York City time) on such preceding Business Day, a Notice of Intent to Issue Trust Receipt with respect thereto in accordance with the Custody Agreement, (ii) prior to 11:00 a.m. (New York City time) on the related Purchase Date or date of substitution of any Undocumented Loans that are Correspondent Loans, deliver to the Custodian a Correspondent Loan Schedule setting forth a list of all such Undocumented Loans that are Correspondent Loans and cause the Custodian to deliver to Buyer, by no later than 1:00 p.m. (New York City time) on such Business Day, a Notice of Intent to Issue Trust Receipt with respect thereto in accordance with the Custody Agreement, (iii) prior to 5:00 p.m. (New York City time) on the Business Day immediately preceding the related Purchase Date or date of substitution of any AM Funded Wet Loans deliver to the Custodian a Wet Loan Schedule, setting forth a list of all such AM Funded Wet Loans and cause the Custodian to deliver to Buyer, by no later than 6:00 p.m. (New York City time) on such preceding Business Day, a Notice of Intent to Issue Trust Receipt, with respect thereto, in accordance with the Custody Agreement, (iv) prior to 9:00 a.m. (New York City time) on the Purchase Date or date of substitution of any PM Funded Wet Loans deliver to the Custodian a Wet Loan Schedule setting forth a list of all such PM Funded Wet Loans and cause the Custodian to deliver to Buyer by no later than 11:00 a.m. (New York City time) on such Purchase Date a Notice of Intent to Issue Trust Receipt with respect thereto, in accordance with the Custody Agreement, and (v) in each case, deliver the Mortgage Files to the Custodian and cause the Custodian to deliver a Trust Receipt to Buyer (by telecopier with hard copy to follow on the following Business Day) not later than the day that is ten (10) Business Days following the related Purchase Date or date of substitution, as applicable, indicating that such Wet Loan or Undocumented Loan has converted to a Dry Loan, in accordance with the procedures set forth in the Custody Agreement. The original copies of

4

such Trust Receipts shall be delivered to JPMorgan Chase Bank at Four New York Plaza, Ground Floor, Outsourcing Department, New York, New York 10004, Attention: [***], telephone number [***], as agent for Buyer by overnight delivery using a nationally recognized insured overnight delivery service.”

[***]	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

5

     (e) Section 3(d) of the Master Repurchase Agreement is hereby amended and restated in its entirety to read as follows:
     “(d) Upon Seller’s request to enter into a Transaction pursuant to Section 3(a), Buyer shall, provided all conditions precedent set forth in Section 3 and in Sections 9(a) and 9(b) have been met, and provided no Default, Event of Default or Event of Termination shall have occurred and be continuing, if all conditions precedent are satisfied (i) with respect to Dry Loans or Undocumented Loans (other than any Dry Loans or Undocumented Loans that are Correspondent Loans), by 6:00 p.m. (New York City time) on the Business Day preceding the requested Purchase Date, (ii) with respect to AM Funded Wet Loans, by 6:00 p.m. (New York City time) on the Business Day preceding the requested Purchase Date, (iii) with respect to PM Funded Wet Loans, by 11:00 a.m. (New York City Time) on the requested Purchase Date or (iv) with respect to Correspondent Loans, by 1:00 p.m. on the requested Purchase Date, purchase the Eligible Loans included in the related Transaction Notice by transferring, via wire transfer (pursuant to Wire Instructions provided by Seller to Buyer and, in the case of any Wet Loans or Correspondent Loans, to Disbursement Agent, on or prior to such Purchase Date), the Purchase Price. Buyer shall pay such Purchase Price (i) with respect to Dry Loans or Undocumented Loans (other than any Dry Loans or Undocumented Loans that are Correspondent Loans), not later than 2:00 p.m. (New York City time) on the requested Purchase Date, (ii) with respect to AM Funded Wet Loans, not later than 9:00 a.m. (New York City time) on the requested Purchase Date, (iii) with respect to PM Funded Wet Loans, not later than 11:30 a.m. (New York City time) on the requested Purchase Date and (iv) with respect to Correspondent Loans, by 3:00 p.m. on the requested Purchase Date. Purchases of Wet Loans and Correspondent Loans shall be consummated in accordance with the procedures set forth in the Disbursement Agent Agreement. Seller acknowledges and agrees that the Purchase Price paid in connection with any servicing released Loans that are purchased in any Transaction includes a mutually negotiated premium allocable to the portion of such Purchased Loans that constitutes the related Servicing Rights.”
     (f) Section 9(b)(v)(B) of the Master Repurchase Agreement is hereby amended and restated in its entirety to read as follows:
     “(B) The Dry Loan Trust Receipt with respect to such Purchased Loans consisting of Dry Loans (including any Correspondent Loan that is a Dry Loan), the Undocumented Loan Trust Receipt with respect to such Purchased Loans consisting of Undocumented Loans (including any Correspondent Loan that is an Undocumented Loan), and the Wet Loan Trust Receipt with respect to such Purchased Loans consisting of Wet Loans, in each case separately identifying such categories of Loans as Buyer may from time to time request pursuant to the terms and provisions of the Custodial Agreement and with the related Custodian Loan Transmission and Exception Report or Undocumented Loan Schedule,

6

Correspondent Loan Schedule (with respect to any Correspondent Loan that is an Undocumented Loan) and Wet Loan Schedule, as applicable, attached; and”
     (g) A new Section 9(b)(xix) is hereby added to Section 9(b) of the Master Repurchase Agreement to read as follows:
     “(xix) With respect to the initial purchase of any Purchased Loan that is a Correspondent Loan, prior to the initial Purchase Date for any such Correspondent Loan (i) Seller and the Disbursement Agent shall have entered into an amendment and restatement of the Disbursement Agent Agreement in the form attached hereto as Exhibit A and (ii) Seller and Custodian shall have entered Amendment No. 3 to the Custodial Agreement in the form attached hereto as Exhibit B.”
     (h) A new Section 9(b)(xx) is hereby added to Section 9(b) of the Master Repurchase Agreement to read as follows:
     “(xx) With respect to each Correspondent Loan, Buyer shall have received a Correspondent Seller Release for such Purchased Loan that is duly executed and delivered by the related Correspondent Seller by no later than the time set forth in Section 3(a) hereof.”
     (i) Beginning with Section 12(ee), all subsections of Section 12 having a later alphabetical designation are hereby amended and restated in their entirety to read as follows:
“(ee) [Reserved].
(ff) [Reserved].
(gg) [Reserved].
(hh) [Reserved].
(ii) Third Party Loan Purchase Proceeds Account. Seller has directed all third party purchasers to deposit into the Third Party Loan Purchase Proceeds Account the purchase price and all other amounts to be deposited by any third party purchaser into the Third Party Loan Purchase Proceeds Account in connection with such third party’s purchase from Seller from time to time of Purchased Loans that are subject to Transactions under this Agreement immediately prior to such purchase. The Third Party Loan Purchase Proceeds Account Bank shall transfer, each Business Day, amounts held in the Third Party Loan Purchase Proceeds Account to an account designated by Buyer in the amount necessary to reduce the aggregate outstanding Repurchase Price of all Purchased Loans sold by Seller to third parties and all other related Obligations to zero. Seller shall have no right of withdrawal from the Third Party Loan Purchase Proceeds Account.
(jj) Errors and Omissions Insurance. As of the Amendment Effective Date, and as of the date of each delivery of a Wet Loan, Seller shall have obtained a

7

certificate of the related insurer certifying to the existence of errors and omissions insurance and/or mortgage impairment insurance maintained in sufficient amounts with financially sound and reputable insurance companies in accordance with Section 13(v) (or written evidence that Seller’s blanket bond coverage maintained in accordance with Section 13(v) is in effect with respect to such Wet Loan) and, upon request by Buyer, all such certificates or written evidence in possession of Seller shall be made available for audit by Buyer or its designee. Such insurance policies inure to the benefit of, and the rights thereunder may be enforced by, Seller and its successors and assigns, including Buyer.
(kk) Instructions to Disbursement Agent. The wire amounts set forth in the Wire Instructions provided to the Disbursement Agent pursuant to Section 3(a), Section 3(b) and Section 3(e) of the Disbursement Agent Agreement are identical to the balances set forth in the related Wet Loan Schedule (with respect to Wet Loans) and the related Correspondent Loan Schedule (with respect to Correspondent Loans), in either case provided to Buyer and no discrepancy exists between the information set forth in such Wire Instructions and the related Wet Loan Schedule or related Correspondent Loan Schedule, as applicable.”
     (j) Subsection (a) of Schedule 1-A of the Master Repurchase Agreement is hereby amended and restated in its entirety to read as follows:
     “(a) Loans as Described. The information set forth in the Loan Schedule, the Undocumented Loan Schedule, the Correspondent Loan Schedule and the Wet Loan Schedule, as applicable, with respect to the Loan is complete, true and correct in all material respects.”
     (k) Exhibit D (Form of Transaction Notice) is hereby deleted in its entirety and replaced with the exhibit attached hereto as Exhibit D.
     (l) Exhibit M (Form of Correspondent Seller Release) is hereby added to the Exhibits to the Master Repurchase Agreement in the form attached hereto as Exhibit M.
3. Fees and Expenses. Seller hereby agrees to pay to Buyer, on demand, any and all reasonable fees, costs and expenses (including reasonable fees and expenses of counsel) incurred by Buyer in connection with the development, preparation and execution of this Amendment, irrespective of whether any transactions hereunder are executed.
4. Confirmation of Master Repurchase Agreement; Seller Representations.
     (a) Seller hereby acknowledges and agrees that, upon effectiveness of this Amendment, the Master Repurchase Agreement shall be, and be deemed to be, modified and amended in accordance herewith and the respective rights, limitations, obligations, duties, liabilities and immunities of Seller and Buyer shall hereafter be determined, exercised and enforced subject in all respects to such modifications and amendments, and all the terms and conditions of this Amendment shall be and be deemed to be part of the terms and conditions of the Master Repurchase Agreement and the other Program Documents for any and all purposes. Except as expressly amended or released and discharged hereby, all of the terms of the Master Repurchase

8

Agreement and the other Program Documents including, without limitation, security interests granted thereunder, shall remain in full force and effect and are hereby ratified and confirmed in all respects. Seller hereby acknowledges and agrees that any and all Obligations of Seller arising out of or relating to Purchases, or otherwise, shall remain in full force and effect until their payment in full and termination in accordance with the terms of the Master Repurchase Agreement. This Amendment shall not constitute a novation.
     (b) Seller represents and warrants that, as of the date of this Amendment, (i) Seller has the requisite power and authority, and legal right, to execute and deliver this Amendment and to perform its obligations under this Amendment and the Master Repurchase Agreement, (ii) Seller has taken all necessary corporate and legal action to duly authorize the execution and delivery of this Amendment and the performance of its obligations under this Amendment and the Master Repurchase Agreement, (iii) this Amendment has been duly executed and delivered by Seller, (iv) each of this Amendment and the Master Repurchase Agreement constitutes a legal, valid and binding obligation of Seller enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law), and (v) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
     (c) Each representation and warranty of Seller contained in the Master Repurchase Agreement is true and correct and is hereby restated and affirmed.
     (d) Each covenant and each other agreement of Seller contained in the Master Repurchase Agreement (as modified by this Amendment, if applicable) is hereby restated and affirmed.
5. Further Assurances. The Seller hereby agrees to execute and deliver such additional documents, opinions, instruments or agreements as may be reasonably necessary and appropriate to effectuate the purposes of this Amendment and the Master Repurchase Agreement.
6. Conflicts. In the event of a conflict of any provision hereof with any provision or definition set forth in the Master Repurchase Agreement the provisions and definitions of this Amendment shall control.
7. Governing Law. This Amendment and the Master Repurchase Agreement shall be governed by New York law without reference to choice of law doctrine (but with reference to Section 5-1401 of the New York General Obligations Law, which by its terms applies to this Amendment and the Master Repurchase Agreement).
8. Severability. Any provision of this Amendment, the Master Repurchase Agreement or the other Program Documents which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or non-authorization without invalidating the remaining provisions hereof or thereof or affecting the validity, enforceability or legality of such provisions in any other jurisdiction.

9

9. Entire Agreement. This Amendment, together with the Exhibits attached hereto and the Master Repurchase Agreement and the other Program Documents as amended hereby, embody the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede any and all prior agreements, arrangements and understandings relating to the matters provided for herein. No alteration, waiver, amendments, or change or supplement hereto shall be binding or effective unless the same is set forth in writing and is signed by a duly authorized representative of each party hereto.
10. Binding Effect. This Amendment, together with the Exhibits attached hereto and the Master Repurchase Agreement and the other Program Documents as amended hereby, shall be binding upon, enure to the benefit of and be enforceable by each of Seller and Buyer and each of their respective successors and permitted assigns.
11. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.
12. Headings. The headings appearing in this Amendment are included solely for convenience of reference and are not intended to affect the interpretation of any other provision of this Amendment.
[Signature pages follow]

10

     IN WITNESS WHEREOF, the undersigned parties have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the date first above written.

BUYER THE ROYAL BANK OF SCOTLAND PLC By: Greenwich Capital Markets, Inc., its Agent
By:	/s/ Regina Abayev
	Name:	Regina Abayev
	Title:	Vice President

[Amendment No. 4]

SELLER PHH MORTGAGE CORPORATION
By:	/s/ Mark E. Johnson
	Name:	Mark E. Johnson
	Title:	Senior Vice President and Treasurer

[Amendment No. 4]

EXHIBIT A
AMENDED AND RESTATED DISBURSEMENT AGENT AGREEMENT
          AMENDED AND RESTATED DISBURSEMENT AGENT AGREEMENT (“Agreement”) dated as of March 13, 2009, made by and among PHH MORTGAGE CORPORATION, a New Jersey corporation (“Seller”), THE ROYAL BANK OF SCOTLAND PLC (“Buyer”) and JPMORGAN CHASE BANK, N.A. (“Disbursement Agent”).
          Reference is hereby made to (i) the Amended and Restated Master Repurchase Agreement, dated as of June 26, 2008, as amended by Amendment No. 1 thereto, dated July 29, 2008, as amended by Amendment No. 2 thereto, dated as of December 19, 2008, as amended by Amendment No. 3 thereto, dated as of December 30, 2008 and as amended by Amendment No. 4 thereto, dated as of March 13, 2009 (as further supplemented or otherwise modified and in effect from time to time in accordance with the terms thereof, the “Repurchase Agreement”), between Buyer and Seller, pursuant to which Seller sold its interests in certain Mortgage Loans to Buyer and simultaneously agreed to purchase such interests from Buyer on a date certain or under certain other conditions and (ii) the Amended and Restated Tri-Party Custody Agreement among Buyer, Seller and The Bank of New York Mellon Trust Company, N.A., as custodian (the “Custodian”) dated as of June 26, 2008, as amended by Amendment No. 1 thereto, dated as of November 12, 2008, as amended by Amendment No. 2 thereto dated as of December 19, 2008 and as amended by Amendment No. 3 thereto, dated as of March 13, 2009 (as further amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Tri-Party Custody Agreement”) to appoint the Custodian to hold the files relating to such Mortgage Loans as bailee of and agent for Buyer.
          WHEREAS, it was a condition precedent to the purchase of any Wet Loans under the Repurchase Agreement that the parties hereto execute and deliver a Disbursement Agent Agreement to provide for the appointment of a disbursement agent;
          WHEREAS, the parties hereto previously executed and delivered a Disbursement Agent Agreement (the “Original Disbursement Agreement”), dated as of December 19, 2008, to provide for the appointment of the Disbursement Agent as disbursement agent thereunder in connection with the purchase of Wet Loans under the Repurchase Agreement;
          WHEREAS, the Buyer and the Seller are amending the Repurchase Agreement on the date hereof and the Buyer, the Seller and the Custodian are amending the Tri-Party Custody Agreement on the date hereof to provide for the purchase of Correspondent Loans under the Repurchase Agreement; and
          WHEREAS, in connection with the amendment of the Repurchase Agreement and the Tri-Party Custody Agreement to provide for the purchase of Correspondent Loans, the Buyer, Seller and the Disbursement Agent desire to amend and restate the Original Disbursement Agreement in its entirety and contemporaneously therewith enter into this Agreement.

          NOW THEREFORE, in consideration of the premises and the mutual promises herein set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
          Section 1. Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in Annex I.
          Section 2. Appointment of Disbursement Agent. Buyer and Seller hereby appoint JPMorgan Chase Bank, N.A. as Disbursement Agent for the purpose of disbursing funds on account of any Transactions in accordance with the provisions of this agreement, and JPMorgan Chase Bank, N.A. hereby accepts such appointment.
          The Disbursement Agent undertakes to perform such duties and only such duties as are specifically set forth in this Agreement on its part to be performed and no implied covenants or obligations shall be read into this Agreement against the Disbursement Agent. The Disbursement Agent shall not be required to exercise any discretionary power granted to it herein and as to any matters not expressly provided for by this Agreement the Disbursement Agent shall not be required to exercise any discretion, but may act or refrain from acting only upon the written instructions of the Seller and the Buyer as provided in this Agreement and only if furnished with indemnity reasonably satisfactory to the Disbursement Agent; provided, however, the Disbursement Agent shall not be required under any circumstances to take any action that (in its sole opinion) exposes it to personal liability or that is contrary to this Agreement or applicable law. The Disbursement Agent shall not be responsible for the negligence or misconduct of any agents or attorney-in-fact selected by it with due care. The Disbursement Agent shall not be deemed to have knowledge of or to be bound by any agreement between the other parties hereto, other than this Agreement.
          The Disbursement Agent shall not be responsible in any manner for the effectiveness, enforceability, genuineness, validity or due execution of any certificate, report, financial statement or other document delivered to it hereunder or in connection herewith. The Disbursement Agent shall be entitled to rely on any notice, consent, certificate, report, request, direction, affidavit, letter or other document or statement believed by it to be genuine and to have been signed and sent by the proper Person or Persons and shall have no duty to make any investigation into any facts or matters stated therein. The Disbursement Agent may consult with legal counsel or other experts selected by it and shall not be liable for any action taken or omitted in good faith and reasonable reliance on the advice of such counsel or other experts. The Disbursement Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with any Person or entity as though the Disbursement Agent were not the Disbursement Agent hereunder.
          In the event of any disagreement between the other parties hereto resulting in adverse claims or demands being made in connection with any property held by the Disbursement Agent hereunder, or in the event that the Disbursement Agent in good faith is in doubt as to what action it should take hereunder, the Disbursement Agent shall be entitled to retain such property until Disbursement Agent shall have received (i) a final non-appealable order of court of competent jurisdiction directing delivery of such property or (ii) a written agreement executed by the other parties hereto directing delivery of such property, in which event the Disbursement Agent shall disburse such property in accordance with such order or agreement. Any court order shall be accompanied by a legal opinion by counsel for the presenting party satisfactory to the Disbursement Agent to the effect that said order is final and non-appealable.
          Section 3. Establishment of Accounts.
          (a) In connection with the funding of Wet Loans and Correspondent Loans, the Seller shall cause the Disbursement Agent to establish and maintain an aggregation account (the “Aggregation Account”) for and on behalf of Buyer entitled “PHH Mortgage Corp. Aggregation Account for the benefit of RBS” The Aggregation Account account number shall be [***]. Seller shall upload the Wire Instructions into the Disbursement Agent’s cash management system no later than (i) with respect to AM Funded Wet Loans, 9:00 a.m. (eastern time) on the related Purchase Date, (ii) with respect to PM Funded Wet Loans, 11:30 a.m. (eastern time) on the related Purchase Date or (iii), with respect to Correspondent Loans, 1:30 p.m. (eastern time) on the related Purchase Date. On the Purchase Date for a Transaction with respect to any Wet Loans or Correspondent Loans, Buyer shall wire funds to the Disbursement Agent on account of any such Transaction, for which Seller has requested such remittance of Buyer and such funds shall be deposited in the Aggregation Account by the Disbursement Agent upon receipt. All amounts remitted by Buyer to Seller on account of Transactions in respect of Wet Loans (the “AM Buyer’s Funds” or the “PM Buyer’s Funds”, as applicable) shall be remitted by Buyer to the Aggregation Account no later than 9:00 a.m. (eastern time) on the related Purchase Date with respect to the AM Funded Wet Loans and no later than 11:30 a.m. (eastern time) on the related Purchase Date with respect to PM Funded Wet Loans. All amounts remitted by Buyer to Seller on account of Transactions in respect of Correspondent Loans (the “Correspondent Buyer’s Funds”) shall be remitted by Buyer to the Aggregation Account no later than 3:00 p.m. (eastern time) on the related Purchase Date. In each case, Seller shall notify Disbursement Agent in writing substantially in the form attached hereto as Annex II (the “Seller Notice”), prior to such respective timings, of the total amount of funds to be disbursed in connection with such AM Funded Wet Loans (the “AM Total Funds”), PM Funded Wet Loans (the “PM Total Funds”) or Correspondent Loans (the “Correspondent Total Funds”), as applicable. With respect to any AM Funded Wet Loans, Disbursement Agent shall transfer an amount equal to the AM Shortfall, if any, specified in the related Seller Notice from the Operating Account to the Aggregation Account in connection with such AM Funded Wet Loans. With respect to any PM Funded Wet Loans, Disbursement Agent shall transfer an amount equal to the PM Shortfall, if any, specified in the related Seller Notice from the Operating Account to the Aggregation Account in connection with such PM Funded Wet Loans. With respect to any Correspondent Loans, Disbursement Agent shall transfer an amount equal to the Correspondent Shortfall, if any, specified in the related Seller Notice from the Operating Account to the Aggregation Account in connection with such Correspondent Loans. Buyer shall not be required to remit any funds to the Aggregation Account unless and until all conditions precedent set forth in the Repurchase Agreement have been satisfied. Seller hereby represents that it shall be solely responsible for assuring that the information provided in each Seller Notice and the related Wire Instructions is correct.
          (b) In connection with the funding of Wet Loans and Correspondent Loans, Seller shall cause the Disbursement Agent to establish and maintain a Disbursement Account

[***]	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(the “Disbursement Account”) with Disbursement Agent for and on behalf of Seller to be designated “PHH Mortgage Corporation Disbursement Account for RBS Repurchase Facility”. The Disbursement Account account number shall be [***]. With respect to any Wet Loan to be funded in the morning on any Business Day (an “AM Funded Wet Loan”), Seller, by delivery of the related Seller Notice to Disbursement Agent, requests Disbursement Agent to, and Disbursement Agent shall, transfer from the Aggregation Account to the Disbursement Account by 9:00 a.m. (eastern time) on the Purchase Date for such AM Funded Wet Loan the AM Buyer’s Funds and AM Shortfall specified in such Seller Notice. With respect to any Wet Loan to be funded in the afternoon on any Business Day (a “PM Funded Wet Loan”), Seller, by delivery of the related Seller Notice to Disbursement Agent, requests Disbursement Agent to, and Disbursement Agent shall, transfer from the Aggregation Account to the Disbursement Account by 11:30 a.m. (eastern time) on the Purchase Date for such PM Funded Wet Loan the PM Buyer’s Funds and PM Shortfall specified in such Seller Notice. With respect to any Correspondent Loan, Seller, by delivery of the related Seller Notice to Disbursement Agent, requests Disbursement Agent to, and Disbursement Agent shall, transfer from the Aggregation Account to the Disbursement Account by 3:00 p.m. (eastern time) on the Purchase Date for such Correspondent Loan the Correspondent Buyer’s Funds and Correspondent Shortfall specified in such Seller Notice. In the case of any Wet Loan, Seller will be obligated to (i) cover any shortfalls related to the Disbursement Account if Buyer’s requirement to pay the Purchase Price will not be sufficient to cover disbursements to the Settlement Agent due to a Rescission or other reason that the Mortgage Loan expected to be funded with such funds did not close and (ii) promptly notify Buyer and Disbursement Agent of such Rescission. The Seller shall identify all funds received in connection with the Rescission of any Mortgage Loan and promptly provide such information to the Disbursement Agent and Buyer. Disbursement Agent shall provide to Seller and, upon request, to Buyer the federal wire reference number for a particular payment made by Disbursement Agent out of the Disbursement Account.
          (c) The Disbursement Account shall be maintained for the sole and exclusive benefit of Seller and the Aggregation Account shall be maintained for the sole and exclusive benefit of Buyer. Disbursement Agent shall take direction as to the Disbursement Account and, except as expressly provided in this Agreement, the Aggregation Account solely from Seller. Neither Seller nor any other person claiming on behalf of or through Seller shall have any right or authority, whether express or implied, to close or make use of, or, except as expressly provided in this Agreement, withdraw any funds from the Aggregation Account. As between the Seller and the Buyer, the Seller undertakes to the Buyer that neither Seller nor any other person claiming on behalf of or through Seller shall make use of, or, except as expressly provided in this Agreement, withdraw any funds from, the Disbursement Account. Seller hereby authorizes Disbursement Agent to provide “view only” access and reports to Buyer with respect to the Disbursement Account. Buyer hereby authorizes Disbursement Agent for purposes hereof, unless Disbursement Agent shall receive notice in writing from Buyer to the contrary at least two (2) Business Days prior to the transfer of such funds, on each Purchase Date to transfer all funds which are deposited to the Aggregation Account to the Disbursement Account. To the extent that such notice not to disburse funds is received by Disbursement Agent as provided above, any funds in the Aggregation Account received from Buyer shall be promptly returned to Buyer. Disbursement Agent will not transfer any funds from the Aggregation Account to the Disbursement Account until 100% of the AM Total Funds (in connection with any Purchase of

[***]	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

AM Funded Wet Loans), 100% of the PM Total Funds (in connection with any Purchase of PM Funded Wet Loans) and/or 100% of the Correspondent Total Funds (in connection with any Purchase of Correspondent Loans), as specified in the related Seller Notice, are on deposit in the Aggregation Account.
          (d) Seller shall reconcile the Disbursement Account and the Aggregation Account on a daily basis. Seller shall use reasonable efforts to identify all funds received in connection with the Rescission of any Mortgage Loan.
          (e) In connection with the funding of Wet Loans or Correspondent Loans pursuant to the Aggregation Account, Seller shall establish an Operating Account (the “Operating Account”) with Disbursement Agent to be designated “PHH Mortgage Corporation Operating Account for RBS Repurchase Facility”. The Operating Account account number shall be [***]. With respect to any AM Funded Wet Loans, Seller, by delivery of a Seller Notice, requests Disbursement Agent to, and Disbursement Agent shall, transfer from the Operating Account to the Aggregation Account by 9:00 a.m. (eastern time) on the Purchase Date for the related AM Funded Wet Loan an amount equal to the AM Shortfall specified in such Seller Notice. With respect to any PM Funded Wet Loans, Seller, by delivery of a Seller Notice, requests Disbursement Agent to, and Disbursement Agent shall, transfer from the Operating Account to the Aggregation Account by 11:30 a.m. (eastern time) on the day of closing for the related PM Funded Wet Loan, an amount equal to the PM Shortfall specified in such Seller Notice. With respect to any Correspondent Loans, Seller, by delivery of a Seller Notice, requests Disbursement Agent to, and Disbursement Agent shall, transfer from the Operating Account to the Aggregation Account by 3:00 p.m. (eastern time) on the Purchase Date for the related Correspondent Loan an amount equal to the Correspondent Shortfall specified in such Seller Notice.
          (f) All related fees and expenses for the Aggregation Account, Disbursement Account and Operating Account shall be borne by Seller. Funds retained in the Aggregation Account, Disbursement Account and the Operating Account shall remain uninvested and Disbursement Agent shall not be liable for interest on such funds.
          (g) All amounts delivered to the Disbursement Agent under this Agreement shall be accompanied by a written direction of Seller identifying the nature of such amounts and specifying in reasonable detail the account or accounts into which such amounts are to be deposited, and the Disbursement Agent shall deposit such amounts in accordance with such direction. If the Disbursement Agent shall receive any amounts without such written direction, it shall notify Seller and Buyer within two Business Days following receipt thereof and shall hold any such amounts received in the Aggregation Account until it receives the written direction described above.
          Section 4. Disbursements. On each Purchase Date, Disbursement Agent shall allow the release of funds in the Disbursement Account to the Settlement Agent (in the case of any Wet Loan) and to the Correspondent Seller (in the case of any Correspondent Loan) in accordance with the Wire Instructions as soon as funds become available in the Disbursement Account, but, in any event, by no later than (i) 10:30 a.m. (eastern time) with respect to AM

[***]	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Funded Wet Loans, (ii) 1:00 p.m. (eastern time) with respect to PM Funded Wet Loans and (iii) 4:00 p.m. (eastern time) with respect to Correspondent Loans. Disbursement Agent shall have no duty to verify or review any Wire Instructions (other than as necessary to send such wire) given to it hereunder. Seller hereby covenants and agrees that it shall not direct the Disbursement Agent to disburse funds to Seller as payee, unless otherwise authorized by Buyer in writing.
          Section 5. Settlements.
          (a) If any funds disbursed on any date in accordance with Section 5(b) are returned to the Disbursement Account (i) Disbursement Agent shall wire transfer such funds from the Disbursement Account to the NY Account (as defined below) in accordance with Section 5(b), and (ii) Buyer shall, upon receipt of such amounts, apply the same to the prepayment of the Purchase Price relating to such Mortgage Loan or Mortgage Loans. Seller shall instruct each Settlement Agent (in the case of any Wet Loan) and each Correspondent Seller (in the case of any Correspondent Loan) regarding funds disbursed to such Settlement Agents or Correspondent Seller, as applicable, in accordance with the terms of the Repurchase Agreement. Disbursement Agent shall provide access to Buyer and Seller to review all activity in the Disbursement Account as requested on any Business Day.
          (b) Seller hereby authorizes Disbursement Agent to transfer as promptly as possible after 7:15 a.m. (eastern time) and 5:00 p.m. (eastern time) on each Business Day, unless Disbursement Agent is otherwise instructed by Buyer in writing at least two (2) Business Days prior to the effective date (and Seller hereby acknowledges, agrees and consents to the Disbursement Agent’s compliance with such instructions), all collected amounts as of such times then standing to the credit of the Disbursement Account by wire transfer to the following account maintained by Buyer: JP Morgan Chase Bank, New York, for The Royal Bank of Scotland plc, ABA [***], Account # [***], Attn: [***] (the “NY Account”). Buyer hereby agrees to wire to Seller on such Business Day all amounts remitted to the NY Account from the Disbursement Account on such Business Day pursuant to this Section 5(b) which are not required to be paid to Buyer in accordance with the Repurchase Agreement.
          Section 6. Set-off. Disbursement Agent agrees that it shall not exercise any right of set-off, banker’s lien or any similar right in connection with funds on deposit in any Disbursement Account.
          Section 7. Fees and Expenses of Disbursement Agent.
          (a) Disbursement Agent agrees to act hereunder at no charge to Buyer.
          (b) Disbursement Agent shall charge such fees for its services under this Agreement as are set forth in a separate agreement between Disbursement Agent and Seller, the payment of which fees, together with Disbursement Agent’s expenses in connection herewith, shall be solely the obligation of Seller. Subject to the rights of the Disbursement Agent under Section 10, the failure of Seller to pay any such fees shall not excuse the performance by Disbursement Agent of any of its obligations hereunder. The obligations of Seller to pay

[***]	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Disbursement Agent such fees and reimburse Disbursement Agent for such expenses in connection with services provided by Disbursement Agent prior to the termination of this

          (c) Agreement and the earlier of the resignation or removal of Disbursement Agent shall survive such termination, resignation or removal.
          Section 8. No Adverse Interest. Except for the claims and interest of Buyer, by execution of this Agreement, Disbursement Agent represents and warrants that it currently holds, and during the existence of this Agreement shall hold, no adverse interest, by way of security or otherwise, in any Mortgage Loan, and hereby waives and releases any such interest which it may have in any Mortgage Loan as of the date hereof. The Mortgage Loans shall not be subject to any security interest, lien or right to set-off by Disbursement Agent or any third party claiming through Disbursement Agent, and Disbursement Agent shall not pledge, encumber, hypothecate, transfer, dispose of, or otherwise grant any third party interest in, the Mortgage Loans.
          Section 9. Indemnification.
          Seller agrees to indemnify and hold Disbursement Agent and its affiliates, directors, officers, agents and employees harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, of any kind or nature whatsoever, including reasonable attorney’s fees and expenses, that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of this Agreement or any action taken or not taken by it hereunder unless such liabilities, obligations, losses, damages, penalties, actions, judgements, suits, cost, expenses or disbursements were imposed on, incurred by or asserted against Disbursement Agent as a result of the gross negligence, bad faith or willful misconduct on the part of Disbursement Agent or any of its directors, officers, agents or employees. Disbursement Agent agrees that it will promptly notify Seller of any such claim, action or suit asserted or commenced against it (provided that any failure to so notify shall not release Seller of its obligations hereunder) and that Seller may assume the defense thereof with counsel reasonably satisfactory to Disbursement Agent at Seller’s sole expense, that Disbursement Agent will cooperate with Seller on such defense, and that Seller will not settle any such claim, action or suit without the consent of Disbursement Agent. The foregoing indemnification shall survive any resignation or removal of Disbursement Agent or the termination or assignment of this Agreement. The Disbursement Agent shall not be liable for any special, indirect, consequential or punitive damages in connection with this Agreement.
          Section 10. Termination. Disbursement. Disbursement Agent may resign and terminate this Agreement in its discretion upon the sending of at least sixty (60) days’ advance written notice to the other parties hereto. Promptly after receipt of notice of Disbursement Agent’s resignation, Buyer or Seller, as applicable, shall appoint, by written instrument, a successor disbursement agent, subject to written approval by Seller (which approval shall not be unreasonably withheld). One original counterpart of such instrument of appointment shall be delivered to each of Seller and Disbursement Agent and the successor disbursement agent. In the event that Buyer or Seller have not appointed a successor disbursement agent prior to the expiration of such sixty (60) day notice period, the resigning Disbursement Agent shall have no further obligation to perform any duties under this Agreement, but may, at its option, petition any court of competent jurisdiction to appoint a successor disbursement agent. In the event of any such resignation, Disbursement Agent shall, upon payment of its fees and expenses, promptly transfer to the successor disbursement agent, as directed in writing, all funds in the Disbursement

Account. Seller shall be responsible for the fees and expenses of the successor disbursement agent and the fees and expenses as shall be necessary to effectuate such transfer.
          Section 11. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given when received by the recipient party at the address shown on its signature page hereto, or at such other addresses as may hereafter be furnished to each of the other parties by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee. Each party hereto hereby represents and warrants that its office is located at the respective address set forth on its signature page hereto, and each such party shall notify each other party hereto if such address should change.
          Section 12. Binding Effect; Governing Law. This Agreement shall be binding and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that Seller and Disbursement Agent may not assign this Agreement or any of their rights or obligations hereunder except with the prior written consent of Buyer. This Agreement shall be construed in accordance with, and governed by the law of the State of New York, without giving effect to the conflict of law principles thereof.
          Section 13. Amendments. No amendment or waiver of any provision of this Agreement nor consent to any departure herefrom shall in any event be effective unless the same shall be in writing and signed by all the parties hereto and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. This Agreement constitutes the entire agreement and understanding of the parties with respect to the matters and transactions contemplated by this Agreement and supersedes any prior agreement and understandings with respect to those matters and transactions. The provisions of this Agreement set forth the exclusive duties of Disbursement Agent and no implied duties shall be read into this Agreement against Disbursement Agent.
          Section 14. Severability. If any provision of this Agreement is declared invalid by any court of competent jurisdiction, this Agreement shall be enforced to the fullest extent required by law.
          Section 15. Execution in Counterparts. This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.
          Section 16. Waiver of Trial by Jury. THE PARTIES FURTHER HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY WITH RESPECT TO ANY LAWSUIT OR JUDICIAL PROCEEDING ARISING OR RELATING TO THIS AGREEMENT.
          Section 17. Amendment and Restatement of Original Disbursement Agreement.
          (a) As of the date first written above, the terms and provisions of the Original Disbursement Agreement shall be and hereby are amended, superseded and restated in their entirety by the terms and provisions of this Agreement.

          (b) Upon the effectiveness of this Agreement on the date first written above, unless the context otherwise requires, each reference to the Original Disbursement Agreement in either the Repurchase Agreement or the Tri-Party Custody Agreement and in each document, instrument or agreement executed and/or delivered in connection therewith shall mean and be a reference to this Agreement.

     IN WITNESS WHEREOF, the parties have signed this Agreement as of the date and year first above written.

BUYER:	Address for Notices:

THE ROYAL BANK OF SCOTLAND PLC	c/o Greenwich Capital Markets, Inc.
600 Steamboat Road
By:	Greenwich, Connecticut 06830
Name:	Attn: James Esposito
Title:	Telephone: 203-625-6072
Facsimile: 203-422-4072
E-mail: james.esposito@rbsgc.com

SELLER:	Address for Notices:

PHH MORTGAGE CORPORATION,	PHH Mortgage Corporation
a New Jersey corporation	3000 Leadenhall Road
Mail Stop PCLG
By:	Mt. Laurel, New Jersey 08054
Name:	Attention Mark Johnson
Title:	Telephone: (856) 917-0176
Facsimile: (856) 917-4278
E-mail: Mark.Johnson@phhmail.com

With a copy to:
William F. Brown, General Counsel

DISBURSEMENT AGENT:	Address for Notices:

JPMORGAN CHASE BANK, N.A.	JPMorgan Chase Bank, N.A.
1111 Fannin St. 12th floor
By:	Houston, TX 77002
Name:	Mailstop: TX2-F200
Title	Attention: Bea R. Delgado
Telephone: (713) 427-6455
Facsimile: (713) 427-6453
E-mail: bea.r.delgado@jpmorgan.com

Annex I
     “AM Shortfall” shall have the meaning set forth in the Seller Notice.
     “Business Day” shall mean any day excluding Saturday, Sunday and any day on which banks located in the states of New York, Texas or Connecticut are authorized or permitted to close for business.
     “Correspondent Loan” shall mean a Mortgage Loan which is (i) originated by a Correspondent Seller and underwritten in accordance with the Underwriting Guidelines and (ii) acquired by the Seller from a Correspondent Seller in the ordinary course of business for sale to the Buyer pursuant to the Repurchase Agreement. A Correspondent Loan may be either a Dry Loan or an Undocumented Loan.
     “Correspondent Loan Schedule” shall mean a schedule in computer readable standardized text formats, delivered by the Seller to Buyer and the Custodian in connection with a Purchase Date or date of substitution, as applicable, identifying Correspondent Loans to be purchased or substituted as of such date and setting forth whether each such Correspondent Loan is a Dry Loan or an Undocumented Loan, and which shall be attached by the Custodian to the related Notice of Intent to Issue Trust Receipt.
     “Correspondent Seller” shall mean a mortgage loan originator identified to the Disbursement Agent in the Wire Instructions that sells Mortgage Loans originated by it to the Seller as a “correspondent” or “private label” client.
     “Correspondent Shortfall” shall have the meaning set forth in the Seller Notice.
     “Dry Loan” shall mean a first lien Mortgage Loan which is underwritten in accordance with the Underwriting Guidelines and as to which the related Mortgage File delivered to the Custodian contains all Mortgage Loan Documents that are required to be delivered under the Tri-Party Custody Agreement.
     “Dry Loan Trust Receipt” shall mean a Trust Receipt with respect to Dry Loans subject to the Tri-Party Custody Agreement as of the date of such Trust Receipt.
     “Escrow Letter” shall mean, with respect to any Wet Loan that becomes subject to a Transaction, an escrow agreement or letter, which is fully assignable to Buyer, stating that in the event of a Rescission or if for any other reason the Mortgage Loan fails to fund on a given day, the party conducting the closing is holding all funds which would have been disbursed on behalf of the Mortgagor as agent for and for the benefit of Buyer and such funds shall be returned to Seller not later than one Business Day after the date of Rescission or other failure of the Mortgage Loan to fund on a given day.

Annex I-1

     “First Lien” shall mean with respect to each Mortgaged Property, the lien of the mortgage, deed of trust or other instrument securing a mortgage note which creates a first lien on the Mortgaged Property.
     “Insured Closing Letter” shall mean, with respect to any Wet Loan that becomes subject to a Transaction, a letter of indemnification from an approved title insurance company, in any jurisdiction where insured closing letters are permitted under applicable law and regulation, addressed to Seller, which is fully assignable to and may be enforced by, the loan originator and its successors and assigns, including Buyer, with coverage that is customarily acceptable to Persons engaged in the origination of mortgage loans (including, but not limited to any losses occurring due to the fraud, dishonesty or mistakes of the closing agent, identifying the Settlement Agent) covered thereby, which may be in the form of a blanket letter.
     “Mortgage” shall mean a duly recorded first mortgage or first deed of trust on a one-four family residential property.
     “Mortgage File” shall mean, as to each Mortgage Loan subject to the Tri-Party Custody Agreement, the Required Documents and all other documents relating to such Mortgage Loan that are held by the Custodian.
     “Mortgage Loan” shall mean a mortgage loan (including a jumbo mortgage loan), or Cooperative Loan which is secured by a first mortgage lien (as reflected on the Mortgage Loan Schedule) on a one to four family residential property, which the Custodian has been instructed in writing to hold for the Buyer pursuant to the Tri-Party Custody Agreement, and which Mortgage Loan includes, without limitation, (i) the Mortgage Note, the related Mortgage and all other Mortgage Loan Documents and (ii) all right, title and interest of the Seller in and to the Mortgaged Property covered by such Mortgage.
     “Mortgage Loan Documents” shall mean, with respect to a Mortgage Loan, the documents comprising the Mortgage File for such Mortgage Loan.
     “Mortgage Note” shall mean, with respect to any Mortgage Loan, the related promissory note together with all riders thereto and amendments thereof or other evidence of indebtedness of the related Mortgagor.
     “Mortgaged Property” shall mean the real property (including all improvements, buildings, fixtures, building equipment and personal property thereon and all additions, alterations and replacements made at any time with respect to the foregoing) and all other collateral securing repayment of the debt evidenced by a Mortgage Note.
     “Mortgagor” shall mean the obligor or obligors on a Mortgage Note, including any person who has assumed or guaranteed the obligations of the obligor thereunder.
     “Notice of Intent to Issue Trust Receipt” shall mean a notice delivered by the Custodian to the Buyer. Such Notice of Intent to Issue Trust Receipt shall state that the Custodian intends

Annex I-2

to issue a Trust Receipt with respect to certain Mortgage Loans pursuant to Section 5 of the Tri-Party Custody Agreement.
     “Person” shall mean any individual, corporation, company, voluntary association, partnership, joint venture, limited liability company, trust, unincorporated association or government (or any agency, instrumentality or political subdivision thereof).
     “PM Shortfall” shall have the meaning set forth in the Seller Notice.
     “Purchase Date” shall mean the date specified as such in the Seller Notice.
     “Rescission” shall mean the right of a Mortgagor to rescind the related Mortgage Note and related documents pursuant to applicable law.
     “Required Documents” shall refer to the documents listed in Section 4 to the Tri-Party Custody Agreement.
     “Settlement Agent” shall mean, with respect to any Wet Loan, the Person specified in the Transaction Notice (which may be a title company, escrow company or attorney in accordance with local law and practice in the jurisdiction where the related Wet Loan is being originated and which is not an Unapproved Settlement Agent) to which the proceeds of the related purchase are to be distributed by the Disbursement Agent in accordance with the instructions of Seller provided in the applicable Wet Loan Schedule.
     “Transaction” shall mean a transaction in which Seller transfers to Buyer Mortgage Loans against the transfer of funds by Buyer, with a simultaneous agreement by Buyer to transfer to Seller Purchased Loans at a date certain, against the transfer of funds by Seller, both such transfers in accordance with the terms of the Repurchase Agreement.
     “Transaction Notice” means a written request of Seller to enter into a Transaction, in the form set forth in the Repurchase Agreement which is delivered to Buyer and Custodian.
     “Trust Receipt” shall mean a “Dry Loan Trust Receipt”, “Wet Loan Trust Receipt” or “Undocumented Loan Trust Receipt”, as applicable.
     “Underwriting Guidelines” shall mean the underwriting guidelines of Seller attached as Exhibit E to the Repurchase Agreement, in effect as of the date of the Repurchase Agreement, as the same may be amended, supplemented or otherwise modified from time to time (including without limitation by the addition of any third party’s underwriting guidelines) and, with respect only to material amendments, supplements or other modifications, with Buyer’s prior written consent.
     “Undocumented Loan” shall mean a Mortgage Loan, listed on an Undocumented Loan Schedule or a Correspondent Loan Schedule, which is not a Wet Loan and with respect to which the Mortgage File has not been delivered to the Custodian.

Annex I-3

     “Undocumented Loan Schedule” shall mean a schedule in computer readable standardized text formats, delivered by the Seller to Buyer and the Custodian in connection with a Purchase Date or date of substitution, as applicable, identifying Undocumented Loans (other than Undocumented Loans that are Correspondent Loans) to be purchased or substituted as of such date, and which shall be attached by the Custodian to the related Notice of Intent to Issue Trust Receipt.
     “Wet Loan” shall mean a Mortgage Loan, listed on a Wet Loan Schedule, which is not an Undocumented Loan and with respect to which the Mortgage File does not contain all the Required Documents in the Mortgage File and which has the following additional characteristics:
          (a) the proceeds thereof have been funded (or on the Purchase Date for a Transaction are being funded) by wire transfer or cashier’s check, cleared check or draft or other form of immediately available funds to the Settlement Agent for such Wet Loan;
          (b) such Wet Loan has closed and become a valid lien securing actual indebtedness by funding to the order of the Mortgagor thereunder;
          (c) the proceeds thereof have not been returned to the Buyer or its agent from the Settlement Agent for such Wet Loan;
          (d) Seller has not learned that such Wet Loan will not be closed and funded to the order of the Mortgagor;
          (e) upon recordation such Mortgage Loan will constitute a first or second lien on the premises described therein; and
          (f) Seller shall have obtained an Insured Closing Letter and an Escrow Letter with respect to such Wet Loan.
     “Wet Loan Schedule” shall mean a schedule in computer readable standardized text formats delivered to the Custodian by Seller in connection with a Purchase Date or date of substitution, as applicable, identifying Wet Loans to be purchased or substituted as of such date, setting forth the information in Section 5(b)(4) of the Tri-Party Custody Agreement, and which shall be attached by the Custodian to the related Wet Loan Trust Receipt.
     “Wet Loan Trust Receipt” shall mean a document substantially in form of Exhibit G to the Tri-Party Custody Agreement with respect to Wet Loans subject to the Tri-Party Custody Agreement as of the date of such Wet Loan Trust Receipt.
     “Wire Instructions” shall mean the applicable information relating to funding for the origination of a Wet Loan or the purchase of a Correspondent Loan uploaded into Disbursement Agent’s cash management system by Seller.

Annex I-4

Annex II to Disbursement Agent Agreement
NOTICE OF [AM FUNDED WET LOAN] [PM FUNDED WET LOAN]
[CORRESPONDENT LOAN] TOTAL FUNDS
[Disbursement Agent]
[Address]
[DATE]

Re:	Amended and Restated Disbursement Agent Agreement, dated as of March 13, 2009 (the “Disbursement Agent Agreement”), among PHH Mortgage Corporation, as Seller, JPMorgan Chase Bank, N.A., as Disbursement Agent, and the Royal Bank of Scotland plc, as Buyer
Ladies and Gentlemen:
In accordance with the provisions of Section 3 of the above-referenced Disbursement Agent Agreement (capitalized terms not otherwise defined herein having the meanings ascribed to them in the Disbursement Agent Agreement), the undersigned, as Seller, hereby certifies that the total amount of funds to be disbursed in connection with the [AM Funded Wet Loans] [PM Funded Wet Loans] [Correspondent Loans] to be closed on [date] (the “Purchase Date”) is $_________.
You are hereby notified that the [AM Total Funds] [PM Total Funds] [Correspondent Total Funds] to be disbursed from the Disbursement Account (Account [***]) on the Purchase Date is $_________. In addition, Seller hereby authorizes the Disbursement Agent to transfer from the Operating Account (Account [***]) to the Aggregation Account (Account [***]) by [9:00 a.m.] [11:30 a.m.] [3:00 p.m.] (eastern time) on the Purchase Date $____________ (the [“[AM Shortfall”] [“PM Shortfall”] [“Correspondent Shortfall”]).
The Disbursement Agent shall have no obligation to transfer the amount of the [AM Shortfall] [PM Shortfall] [Correspondent Shortfall] from the Operating Account to the Aggregation Account on the Purchase Date if the Operating Account does not have sufficient funds to cover the [AM Shortfall] [PM Shortfall] [Correspondent Shortfall] required to close on the Purchase Date the [AM Funded Wet Loans] [PM Funded Wet Loans] [Correspondent Loans].

[***]	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Annex II-1

PHH MORTGAGE CORPORATION
By:
Name:
Title:

Annex II-2

EXHIBIT B
AMENDMENT NO. 3 TO THE CUSTODIAL AGREEMENT
     This AMENDMENT NO. 3 (this “Amendment”), dated as of March 13, 2009 (the “Amendment Effective Date”), is made by and among PHH MORTGAGE CORPORATION, a New Jersey corporation (the “Seller”), THE ROYAL BANK OF SCOTLAND PLC (“Buyer”) and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.(f/k/a The Bank of New York Trust Company, N.A.) (“Custodian”).
WITNESSETH:
     WHEREAS, Seller and Buyer are parties to that certain Amended and Restated Master Repurchase Agreement, dated as of June 26, 2008, as amended by Amendment No. 1 thereto, dated as of July 29, 2008, as amended by Amendment No. 2 thereto, dated as of December 19, 2008 and as amended by Amendment No. 3 thereto, dated as of December 30, 2008 (as further amended, supplemented or otherwise modified, from time to time, in accordance with its terms, the “Master Repurchase Agreement”), whereby Buyer has agreed to purchase from time to time, certain Eligible Loans, as provided in and subject to the terms and conditions of the Master Repurchase Agreement, and the other agreements entered into in connection with the Master Repurchase Agreement (the “Loan Documents”);
     WHEREAS, in connection therewith, Buyer and Seller entered into the Amended and Restated Tri-Party Custody Agreement, dated as of June 26, 2008, as amended by Amendment No. 1 thereto, dated as of November 12, 2008 and as amended by Amendment No. 2 thereto, dated as of December 19, 2008 (as further amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Custody Agreement”), by and among Seller, Buyer and Custodian to appoint Custodian to hold files relating to such Loans as bailee of and agent for Buyer;
     WHEREAS, the parties desire to amend certain provisions of the Custody Agreement as set forth herein; and
     WHEREAS, Section 21 of the Custody Agreement permits the amendments contemplated herein.
     NOW, THEREFORE, in consideration of the foregoing and the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:
1. Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Custody Agreement or the Master Repurchase Agreement, as applicable, including by way of reference to any other documents or agreements.

2. Amendments to Custody Agreement. As of the Amendment Effective Date, the Custody Agreement is hereby amended as follows:
     (a) Section 1 of the Custody Agreement is hereby amended by adding the following terms in their appropriate alphabetical positions:
     “Correspondent Loan” shall mean a Mortgage Loan which is (i) originated by a Correspondent Seller and underwritten in accordance with the Underwriting Guidelines and (ii) acquired by the Seller from a Correspondent Seller in the ordinary course of business for sale to the Buyer pursuant to the Master Repurchase Agreement. A Correspondent Loan may be either a Dry Loan or an Undocumented Loan.
     “Correspondent Loan Schedule” shall mean a schedule in computer readable standardized text formats, delivered by the Seller to Buyer and the Custodian in connection with a Purchase Date or date of substitution, as applicable, identifying Correspondent Loans to be purchased or substituted as of such date and setting forth whether each such Correspondent Loan is a Dry Loan or an Undocumented Loan, and which shall be attached by the Custodian to the related Notice of Intent to Issue Trust Receipt.
     “Correspondent Seller” shall mean a mortgage loan originator that sells Mortgage Loans originated by it to the Seller as a “correspondent” or “private label” client.
     (b) The definition of “Disbursement Agent Agreement” in Section 1 of the Custody Agreement is hereby deleted in its entirety and replaced with the following:
     “Disbursement Agent Agreement” shall mean an agreement substantially in the form of Exhibit J hereto to be entered into by Buyer, Seller and the Disbursement Agent prior to the initial Purchase Date for Wet Loans and Correspondent Loans as the same may be amended, restated and supplemented from time to time in accordance with the terms thereof.
     (c) The definition of “Mortgage Loan Schedule” in Section 1 of the Custody Agreement is hereby deleted in its entirety and replaced with the following:
     “Mortgage Loan Schedule” shall mean a listing of Dry Loans (other than Dry Loans that are Correspondent Loans) in computer readable standardized text formats, delivered by the Seller to Buyer and the Custodian, setting forth, as to each Dry Loan listed thereon, the Seller Loan Number, the Mortgagor’s name, the outstanding principal amount and incorporating such other information and fields as may be mutually agreed upon by Buyer, Seller and the Custodian and in a form satisfactory to Buyer and the Custodian.
     (d) The definition of “Undocumented Loan” in Section 1 of the Custody Agreement is hereby deleted in its entirety and replaced with the following:

2

     “Undocumented Loan” shall mean a Mortgage Loan, listed on an Undocumented Loan Schedule or a Correspondent Loan Schedule which is not a Wet Loan and with respect to which the Mortgage File has not been delivered to the Custodian.
     (e) The definition of “Undocumented Loan Schedule” in Section 1 of the Custody Agreement is hereby deleted in its entirety and replaced with the following:
     “Undocumented Loan Schedule” shall mean a schedule in computer readable standardized text formats, delivered by the Seller to Buyer and the Custodian in connection with a Purchase Date or date of substitution, as applicable, identifying Undocumented Loans (other than Undocumented Loans that are Correspondent Loans) to be purchased or substituted as of such date, and which shall be attached by the Custodian to the related Notice of Intent to Issue Trust Receipt.
     (f) The definition of “Wire Instructions” in Section 1 of the Custody Agreement is hereby deleted in its entirety and replaced with the following:
     “Wire Instructions” shall mean the applicable information provided relating to funding for the origination of a Wet Loan or the purchase of a Correspondent Loan, which data shall include the amount of the related wire transfer and related depository information as required by Buyer.”
     (g) Section 3(a) of the Custody Agreement is hereby amended and restated in its entirety to read as follows:
     “(a) The Seller shall from time to time deliver Mortgage Files to the Custodian to be held hereunder, which shall be reviewed by the Custodian as provided in Section 5. With respect to each Transaction, (i) in the case of Dry Loans (other than Dry Loans that are Correspondent Loans), the Seller (A) shall provide written notice, in the form of a Transaction Notice to the Buyer and the Custodian with respect to such Dry Loans which are to be purchased by the Buyer from the Seller, and shall deliver by electronic transmission to the Custodian and the Buyer the Mortgage Loan Schedule, in each case no later than 5:00 p.m. (eastern time) one Business Day prior to the requested Purchase Date, and (B) shall have delivered to the Custodian the items set forth in Section 4 (none of which shall contain an Exception) with respect to such Dry Loans by not later than 11:30 a.m. (eastern time) one Business Day prior to the requested Purchase Date; (ii) (A) in the case of AM Funded Wet Loans, Seller shall provide written notice, in the form of a Transaction Notice to Buyer and Custodian, together with the related Wet Loan Schedule to Buyer and Custodian and deliver, by electronic transmission, the Wire Instructions to Buyer and a Seller Notice to Disbursement Agent with respect to such AM Funded Wet Loans which are to be purchased no later than 5:00 p.m. (eastern time) on the Business Day prior to the requested Purchase Date, (B) in the case of PM Funded Wet Loans, Seller shall provide a Wet Loan Schedule, by no later than 9:00 a.m. (eastern time) to Buyer and

3

Custodian, together with written notice, in the form of a Transaction Notice to Buyer and Custodian by no later than 11:00 a.m. (eastern time) on the requested Purchase Date and deliver, by electronic transmission, the Wire Instructions to Buyer and a Seller Notice to Disbursement Agent with respect to such PM Funded Wet Loans which are to be purchased no later than 11:00 a.m. (eastern time) on the requested Purchase Date; (iii) in the case of Undocumented Loans (other than Undocumented Loans that are Correspondent Loans), the Seller shall provide written notice, in the form of a Transaction Notice to the Buyer and the Custodian with respect to such Undocumented Loans which are to be purchased by the Buyer from the Seller, and shall deliver by electronic transmission to the Custodian and the Buyer the Undocumented Loan Schedule, in each case no later than 5:00 p.m. (eastern time) one Business Day prior to the requested Purchase Date; and (iv) in the case of Correspondent Loans, Seller (A) shall provide written notice, in the form of a Transaction Notice to Buyer and Custodian, together with the related Correspondent Loan Schedule to Buyer and Custodian and deliver, by electronic transmission, the Wire Instructions to Buyer and a Seller Notice to Disbursement Agent with respect to such Correspondent Loans which are to be purchased no later than 11:00 a.m. (eastern time) on the requested Purchase Date, and (B) shall have delivered to the Custodian the items set forth in Section 4 (none of which shall contain an Exception) with respect to any Correspondent Loans that are Dry Loans by not later than 11:30 a.m. (eastern time) one Business Day prior to the requested Purchase Date.”
     (h) The first sentence of Section 3(c) of the Custody Agreement is hereby amended and restated in its entirety to read as follows:
     “With respect to Wet Loans and Undocumented Loans (including any Correspondent Loans that are Undocumented Loans) the delivery of the Transaction Notice and a Wet Loan Schedule, Undocumented Loan Schedule or Correspondent Loan Schedule, as the case may be, to the Custodian by the Seller shall be deemed to constitute “Required Documents” with respect to the related Wet Loan or Undocumented Loan (and shall be deemed to be a certification by the Seller, upon which the Custodian is entitled to rely, that such Mortgage Loan is a Wet Loan or Undocumented Loan) and the documents specified in Section 4 below shall not be required to be delivered with respect to such Wet Loan or Undocumented Loan on the related Purchase Date.”
     (i) Section 5(b) of the Custody Agreement is hereby amended and restated in its entirety to read as follows:
     “(b) In the case of Wet Loans and Undocumented Loans (including any Correspondent Loans that are Undocumented Loans), the review procedures shall be as follows:
1. The original Transaction Notice and Wet Loan Schedule, Undocumented Loan Schedule or Correspondent Loan Schedule, as applicable, have been received by the Custodian.”

4

     (j) Section 5(c) of the Custody Agreement is hereby amended and restated in its entirety to read as follows:
     “(c) If Custodian has determined that the documents delivered in connection with any particular Transaction satisfy the requirements enumerated in Sections 5(a) or 5(b) above and that all other Required Documents delivered in connection therewith are complete and conform to the description thereof set forth herein, Custodian shall deliver to Buyer or its designee by no later than (i) 6:00 p.m. (eastern time) on the Business Day immediately preceding the related Purchase Date for any Dry Loans or Undocumented Loans (other than any Dry Loans or Undocumented Loans that are Correspondent Loans), a Notice of Intent to Issue Trust Receipt and Exception Report, as applicable, with respect to such Mortgage Files, (ii) 6:00 p.m. (eastern time) on the Business Day prior to the related Purchase Date for any AM Funded Wet Loans, a Notice of Intent to Issue Trust Receipt and Exception Report, as applicable, with respect to such Mortgage Loans, (iii) 11:00 a.m. (eastern time) on the related Purchase Date for any PM Funded Wet Loans, a Notice of Intent to Issue Trust Receipt and Exception Report, as applicable, with respect to such Mortgage Loans and (iv) 1:00 p.m. (eastern time) on the related Purchase Date for any Correspondent Loans, a Notice of Intent to Issue Trust Receipt and Exception Report, as applicable, with respect to such Mortgage Loans. In addition, Custodian shall deliver to Buyer or its designee, by no later than 5:00 p.m. (eastern time) on each Business Day, one or more (but in no event exceeding five at any one time) Trust Receipts and Exception Reports, as applicable, with respect to all Mortgage Loans then subject to Transactions under the Master Repurchase Agreement. By no later than 5:00 p.m. (eastern time) on each Business Day, Custodian shall deliver by electronic transmission to Seller and Buyer, separate Custodian Loan Transmissions and Exception Reports with respect to the related Trust Receipts separately identifying Undocumented Loans (other than Correspondent Loans), Wet Loans, Dry Loans (other than Correspondent Loans) and Correspondent Loans (separately identifying Correspondent Loans that are Dry Loans and Correspondent Loans that are Undocumented Loans). Custodian shall deliver any additional Exception Reports to Buyer as Buyer may from time to time reasonably request. Custodian shall send each Trust Receipt and the related Exception Report to JPMorgan Chase Bank at Four New York Plaza, Ground Floor, Outsourcing Department, New York, New York 10004, Attention: [***] (telephone number [***]), by overnight delivery using a nationally recognized overnight delivery service at Seller’s expense. Separate Trust Receipts shall be delivered with respect to AM Funded Wet Loans, PM Funded Wet Loans, Undocumented Loans (other than Correspondent Loans), Dry Loans (other than Correspondent Loans), Correspondent Loans that are Dry Loans and Correspondent Loans that are Undocumented Loans, as applicable, or such other categories of Mortgage Loans as Buyer may from time to time reasonably request in writing. Each Trust Receipt and related Custodian Loan Transmission, Exception Report,

[***]	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

5

Undocumented Loan Schedule, Wet Loan Schedule or Correspondent Loan Schedule, as the case may be (A) shall supersede, cancel and replace any Trust

6

Receipt and related Custodian Loan Transmission, Exception Report, Undocumented Loan Schedule, Wet Loan Schedule or Correspondent Loan Schedule, as the case may be, previously delivered by Custodian to Buyer relating to the Mortgage Loans set forth on such attached Custodian Loan Transmission, Exception Report, Undocumented Loan Schedule, Wet Loan Schedule or Correspondent Loan Schedule, as the case may be; provided, that any Wet Loan Trust Receipt issued shall only supersede any previously issued Wet Loan Trust Receipt and any Undocumented Loan Trust Receipt issued shall only supersede any previously issued Undocumented Loan Trust Receipt and (B) shall be superseded, cancelled and replaced by any Trust Receipt and related Custodian Loan Transmission, Exception Report, Undocumented Loan Schedule, Wet Loan Schedule or Correspondent Loan Schedule, as the case may be, subsequently delivered by Custodian to Buyer relating to the Mortgage Loans set forth on the attached Custodian Loan Transmission, Exception Report, Undocumented Loan Schedule, Wet Loan Schedule or Undocumented Loan Schedule, as the case may be. The most recently delivered Trust Receipt with respect to specified Mortgage Loans shall control and be binding with respect to such Mortgage Loans. Upon the termination of Custodian’s obligations under this Agreement and delivery of the Mortgage Files to a successor custodian or Buyer’s designee, all Trust Receipts issued hereunder automatically shall be null and void. If upon examination of the Required Documents relating to any Mortgage File, Custodian determines that such documents do not satisfy the above requirements, is unable to confirm that such documents satisfy such requirements, or Seller cannot cure any noted Exception, Custodian shall identify such Mortgage Loan as having an Exception on the Mortgage Loan Schedule. Custodian shall promptly deliver any Required Documents to Buyer upon its written request.”
     (k) Section 5(d) of the Custody Agreement is hereby amended and restated in its entirety to read as follows:
     “(d) With respect to Wet Loans or Undocumented Loans (including any Correspondent Loans that are Undocumented Loans), the delivery of the Transaction Notice and Wet Loan Schedule, Undocumented Loan Schedule or Correspondent Loan Schedule, as the case may be, to the Custodian by the Seller shall be deemed to constitute “Required Documents” with respect to the related Wet Loan or Undocumented Loan (and shall be deemed to be a certification by the Seller that such Loan is a Wet Loan or an Undocumented Loan) and the documents specified in Section 4 above shall not be required to be delivered with respect to such Wet Loan or Undocumented Loan on the related Purchase Date. The Custodian shall deliver to Buyer or its designee a Notice of Intent to Issue Trust Receipt for such Wet Loans or Undocumented Loans in accordance with Section 5(c) hereof.”
     (l) The second to last paragraph of Section 17 of the Custody Agreement is hereby amended and restated in its entirety to read as follows:

7

     “Custodian shall have no liability to any third party, other than any assignee pursuant to Section 26 hereof, including without limitation any Person to whom a Trust Receipt is delivered, in the event that (a) the related Custodian Loan Transmission and Exception Report or Wet Loan Schedule, Undocumented Loan Schedule or Correspondent Loan Schedule, as the case may be, attached to such Trust Receipt is not the most recently delivered, (b) a Trust Receipt has been superseded, cancelled or replaced by any Trust Receipt subsequently delivered by Custodian to the Buyer, (c) any superseded, cancelled or replaced Trust Receipt has not been delivered to Custodian and such third party is claiming under such superseded, cancelled or replaced Trust Receipt or (d) any of the Mortgage Files with respect to the Mortgage Loans set forth on a Custodian Loan Transmission attached to a Trust Receipt have been released from Custodian’s possession as provided in this Agreement.”
     (m) Exhibit A-1 is hereby deleted in its entirety and replaced with the exhibit attached hereto as Exhibit A-1.
     (n) Exhibit A-2 is hereby deleted in its entirety and replaced with the exhibit attached hereto as Exhibit A-2.
3. Fees and Expenses. Seller hereby agrees to pay to Buyer and Custodian, on demand, any and all reasonable fees, costs and expenses (including reasonable fees and expenses of counsel) incurred by Buyer in connection with the development, preparation, review and execution of this Amendment, irrespective of whether any transactions hereunder are executed.
4. Confirmation of Custody Agreement; Seller Representations.
     (a) Seller hereby acknowledges and agrees that, upon effectiveness of this Amendment the Custody Agreement shall be, and be deemed to be, modified and amended in accordance herewith and the respective rights, limitations, obligations, duties, liabilities and immunities of Seller, Custodian and Buyer shall hereafter be determined, exercised and enforced subject in all respects to such modifications and amendments, and all the terms and conditions of this Amendment shall be and be deemed to be part of the terms and conditions of the Custody Agreement for any and all purposes. Except as expressly amended hereby, all of the terms of the Custody Agreement shall remain in full force and effect and are hereby ratified and confirmed in all respects.
     (b) Seller represents and warrants that, as of the date of this Amendment, (i) Seller has the requisite power and authority, and legal right, to execute and deliver this Amendment and to perform its obligations under this Amendment and the Custody Agreement, (ii) Seller has taken all necessary corporate and legal action to duly authorize the execution and delivery of this Amendment and the performance of its obligations under this Amendment and the Custody Agreement, (iii) this Amendment has been duly executed and delivered by Seller, (iv) each of this Amendment and the Custody Agreement constitutes a legal, valid and binding obligation of Seller enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general equitable principles (whether enforcement is sought

8

by proceedings in equity or at law), and (v) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
     (c) Each representation and warranty of Seller contained in the Custody Agreement is true and correct and is hereby restated and affirmed.
     (d) Each covenant and each other agreement of Seller contained in the Custody Agreement (as modified by this Amendment, if applicable) is hereby restated and affirmed.
5. Confirmation of Custody Agreement; Custodian Representations.
     (a) Custodian hereby acknowledges and agrees that, upon effectiveness of this Amendment, the Custody Agreement shall be, and be deemed to be, modified and amended in accordance herewith and the respective rights, limitations, obligations, duties, liabilities and immunities of Seller, Custodian and Buyer shall hereafter be determined, exercised and enforced subject in all respects to such modifications and amendments, and all the terms and conditions of this Amendment shall be and be deemed to be part of the terms and conditions of the Custody Agreement for any and all purposes. Except as expressly amended hereby, all of the terms of the Custody Agreement shall remain in full force and effect and are hereby ratified and confirmed in all respects.
     (b) Custodian represents and warrants that, as of the date of this Amendment, (i) Custodian has the requisite power and authority, and legal right, to execute and deliver this Amendment and to perform its obligations under this Amendment and the Custody Agreement, (ii) Custodian has taken all necessary corporate and legal action to duly authorize the execution and delivery of this Amendment and the performance of its obligations under this Amendment and the Custody Agreement, (iii) this Amendment has been duly executed and delivered by Custodian, and (iv) each of this Amendment and the Custody Agreement constitutes a legal, valid and binding obligation of Custodian enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).
     (c) Each representation and warranty of Custodian contained in the Custody Agreement is true and correct and is hereby restated and affirmed.
     (d) Each covenant and each other agreement of Custodian contained in the Custody Agreement (as modified by this Amendment, if applicable) is hereby restated and affirmed.
6. Further Assurances. Seller hereby agrees to execute and deliver such additional documents, opinions, instruments or agreements as may be reasonably necessary and appropriate to effectuate the purposes of this Amendment and the Custody Agreement.
7. Conflicts. In the event of a conflict of any provision hereof with any provision or definition set forth in the Custody Agreement the provisions and definitions of this Amendment shall control.

9

8. Governing Law. This Amendment and the Custody Agreement shall be governed by New York law without reference to choice of law doctrine (but with reference to Section 5-1401 of the New York General Obligations Law, which by its terms applies to this Amendment and the Custody Agreement).
9. Severability. Any provision of this Amendment and the Custody Agreement which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or non-authorization without invalidating the remaining provisions hereof or thereof or affecting the validity, enforceability or legality of such provisions in any other jurisdiction.
10. Entire Agreement. This Amendment, together with the Exhibits attached hereto and the Custody Agreement as amended hereby, embody the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede any and all prior agreements, arrangements and understandings relating to the matters provided for herein. No alteration, waiver, amendments, or change or supplement hereto shall be binding or effective unless the same is set forth in writing and is signed by a duly authorized representative of each party hereto.
11. Binding Effect. This Amendment, together with the Exhibits attached hereto and the Custody Agreement as amended hereby, shall be binding upon, enure to the benefit of and be enforceable by each of the parties hereto and each of their respective successors and permitted assigns.
12. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.
13. Headings. The headings appearing in this Amendment are included solely for convenience of reference and are not intended to affect the interpretation of any other provision of this Amendment.
[Signature pages follow]

10

     IN WITNESS WHEREOF, the undersigned parties have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the date first above written.

BUYER THE ROYAL BANK OF SCOTLAND PLC By: Greenwich Capital Markets, Inc., its Agent
By:
Name:
Title:

[Amendment No. 3]

SELLER PHH MORTGAGE CORPORATION
By:
Name:
Title:

[Amendment No. 3]

CUSTODIAN THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
By:
Name:
Title:

[Amendment No. 3]

EXHIBIT A-1
[UNDOCUMENTED LOAN] [DRY LOAN] TRUST RECEIPT
[•], 200_
To: The Royal Bank of Scotland plc
     Reference is made to the Amended and Restated Tri-Party Custody Agreement among The Royal Bank of Scotland plc (the “Buyer”), PHH Mortgage Corporation (the “Seller”) and The Bank of New York Trust Company, N.A., as custodian (the “Custodian”), dated as of June 25, 2008 (as amended, supplemented or otherwise modified from time to time) (the “Tri-Party Custody Agreement”), pursuant to which the Seller has delivered to the Custodian, with respect to each Mortgage Loan set forth on Schedule A hereto (the “Mortgage Loan Schedule”), the documents set forth in Section 4 (subject to the Exceptions listed in the Exception Report attached herewith) of the Tri-Party Custody Agreement.
     With respect to each Mortgage Loan listed on the attached Custodian Loan Transmission and except as otherwise noted in the following paragraph or on the Exception Report attached as Schedule B hereto, the Custodian confirms that as of the date of this Trust Receipt (1) the Custodian has received all of the documents required to be delivered to the Custodian pursuant to Sections 4 (a)-(f) of the Tri-Party Custody Agreement, (2) the Custodian has reviewed each Mortgage File in accordance with Section 5 of the Tri-Party Custody Agreement and the Review Procedures, and the documents contained in each Mortgage File other than the Exceptions listed in the attached Exception Report, conform to the requirements set forth in Section 5 of the Tri-Party Custody Agreement, and (3) except to the extent released in accordance with the terms of the Tri-Party Custody Agreement, the Custodian has physical possession of the documents in each Mortgage File and will continue to hold each Mortgage File as bailee of and agent and custodian for, and for the sole and exclusive use and benefit of, the addressee of this Trust Receipt, until such addressee directs the Custodian in writing to the contrary in accordance with the Tri-Party Custody Agreement.
     Certain Mortgage Loans on the attached Custodian Loan Transmission may be Undocumented Loans. An Undocumented Loan is defined in the Tri-Party Custody Agreement as a Mortgage Loan, listed on an Undocumented Loan Schedule or a Correspondent Loan Schedule, with respect to which the Mortgage File has not been delivered to the Custodian. With respect to each Undocumented Loan listed on the attached Custodian Loan Transmission, the Custodian confirms only that it has been advised by Seller that such Mortgage Loan is an Undocumented Loan under the Master Repurchase Agreement.
     This Trust Receipt and attached Custodian Loan Transmission and Exception Report (a) shall supersede, cancel and replace any Trust Receipt and related Custodian Loan Transmission and Exception Report previously delivered by Custodian to the Buyer relating to the Mortgage Loans set forth on the attached Custodian Loan Transmission and Exception Report; and (b) shall be superseded, cancelled and replaced by any Trust Receipt and related Custodian Loan Transmission and Exception Report subsequently delivered by Custodian to the Buyer relating to the Mortgage Loans set forth on the attached Custodian Loan Transmission and Exception

Exhibit A-1-1

Report. The most recently delivered Trust Receipt with respect to specified Mortgage Loans shall control and be binding with respect to such Mortgage Loans.
     The holder of this Trust Receipt is advised to contact the Buyer or its agent to determine whether the attached Custodian Loan Transmission and Exception Report is the most recently delivered, whether the attached Custodian Loan Transmission and Exception Report has been superseded or cancelled, and whether this Trust Receipt has been superseded, cancelled or replaced by any Trust Receipt subsequently delivered by Custodian to the Buyer. The holder of this Trust Receipt also is advised to contact the Buyer or its agent to determine whether (i) Buyer has entered into repurchase transactions with respect to or pledged or assigned its ownership in the Mortgage Loans set forth on the attached Custodian Loan Transmission as collateral for an obligation of Buyer or (ii) any of the Mortgage Files with respect to the Mortgage Loans set forth on the attached Custodian Loan Transmission have been released from Custodian’s possession as provided in the Tri-Party Custody Agreement.
     Custodian shall have no liability to any third party, including without limitation any Person to whom this Trust Receipt is delivered, in the event that (a) the attached Custodian Loan Transmission and Exception Report is not the most recently delivered, (b) this Trust Receipt has been superseded, cancelled or replaced by any Trust Receipt subsequently delivered by Custodian to the Buyer, (c) any superseded, cancelled or replaced Trust Receipt has not been delivered to Custodian or (d) any of the Mortgage Files with respect to the Mortgage Loans set forth on the Custodian Loan Transmission have been released from Custodian’s possession as provided in the Tri-Party Custody Agreement.
     If this Trust Receipt is held by a Person other than Buyer, the Custodian will accept and act on instructions from the Assignee only if a Notice of Default is executed and delivered by Assignee to the Custodian and the provisions set forth in Section 26 of the Tri-Party Custody Agreement have been complied with.
     Custodian makes no representations as to and shall not be responsible for or required to verify (A) the validity, legality, enforceability, due authorization, effectiveness, recordability, insurability, sufficiency, value, form, substance, or genuineness of any of the documents contained in each Mortgage File or (B) the collectibility, ownership, insurability, validity, transferability, insurability, value, effectiveness, perfection, priority or suitability of any Mortgage Loan, and shall have no obligation to determine that any of such documents delivered to it hereunder have been actually recorded or that they are other than what they purport to be on their face.
     Upon the termination of the Custodian’s obligations under the Tri-Party Custody Agreement and delivery of the Mortgage Files to a successor custodian in accordance with the provisions of the Tri-Party Custody Agreement, this Trust Receipt automatically shall be null and void.
     THIS TRUST RECEIPT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Exhibit A-1-2

     All terms used herein and not otherwise defined herein shall have the respective meaning ascribed to such term in the Tri-Party Custody Agreement.

The Bank of New York Trust Company, N.A., as Custodian
By:
Name:
Title:

Exhibit A-1-3

Schedule A
Mortgage Loan Schedule

Exhibit A-1-4

Schedule B
Schedule of Exceptions

Exhibit A-1-5

EXHIBIT A-2
NOTICE OF INTENT TO ISSUE TRUST RECEIPT
No. __________
[Date]
     Reference is made to the Amended and Restated Tri-Party Custody Agreement among The Royal Bank of Scotland plc (the “Buyer”), PHH Mortgage Corporation (the “Seller”) and The Bank of New York Trust Company, N.A., as custodian (the “Custodian”), dated as of June 25, 2008 (as amended, supplemented or otherwise modified from time to time) (the “Tri-Party Custody Agreement”), pursuant to which the Custodian hereby notifies the Buyer that the Custodian shall issue a Trust Receipt, in the case of Dry Loans, confirming, among other things, that the Custodian shall hold the Mortgage File relating to each Mortgage Loan listed on the Mortgage Loan Schedule attached as Schedule A hereto (subject to the Exceptions listed in the Exception Report attached as Schedule D hereto) as bailee of and agent and custodian for the Buyer, upon the Custodian’s receipt of notice that the Purchase Price for such Mortgage Loans has been paid by Buyer to Seller, (ii) in the case of Undocumented Loans listed on the attached Undocumented Loan Schedule or Correspondent Loan Schedule, as applicable, confirming only that the Custodian has been advised by Seller that such Mortgage Loan is an Undocumented Loan under the Master Repurchase Agreement and (iii) in the case of Wet Loans listed on the attached Wet Loan Schedule, confirming, among other things, Custodian has been advised by Seller that such Mortgage Loan is a Wet Loan under the Master Repurchase Agreement and that (subject to the Exceptions listed in the Exception Report attached as Schedule D hereto) the Insured Closing Letter and Escrow Letter are present.
     Each capitalized term used herein and not otherwise defined herein shall have the respective meaning ascribed to such term in the Tri-Party Custody Agreement.

The Bank of New York Trust Company, N.A. as Custodian
By:
Its:
Date:

Exhibit A-2-1

Schedule A
Mortgage Loan Schedule

Exhibit A-2-2

Schedule B
[Undocumented Loan Schedule] [Correspondent Loan Schedule]

Exhibit A-2-3

Schedule C
Wet Loan Schedule

Exhibit A-2-4

Schedule D
Schedule of Exceptions

Exhibit A-2-5

EXHIBIT D
FORM OF TRANSACTION NOTICE
[insert date]
The Royal Bank of Scotland plc
c/o Greenwich Capital Markets, Inc.
600 Steamboat Road
Greenwich, Connecticut 06830
Attention: ___________________________
Transaction Notice No.: __________________ — AM Funded Wet Loans / PM Funded Wet Loans / Undocumented Loans (other than Correspondent Loans) / Dry Loans (other than Correspondent Loans) / Correspondent Loans (circle one)
Ladies/Gentlemen:
          Reference is made to the Amended and Restated Master Repurchase Agreement, dated as of June 26, 2008, as amended by Amendment No. 1 thereto, dated as of July 29, 2008, as amended by Amendment No. 2 thereto, dated as of December 19, 2008, as amended by Amendment No. 3 thereto, dated as of December 30, 2008 and as amended by Amendment No. 4 thereto, dated as of March 13, 2009 (as further amended, supplemented or otherwise modified, from time to time, in accordance with its terms, the “Repurchase Agreement”; capitalized terms used but not otherwise defined herein shall have the meaning given them in the Repurchase Agreement), between PHH Mortgage Corporation (the “Seller”) and The Royal Bank of Scotland plc (the “Buyer”).
          In accordance with Section 3(a) of the Repurchase Agreement, the undersigned Seller hereby requests that you, Buyer, agree to enter into a Transaction with us in connection with our delivery of Loans on [insert one (1) Business Days from date hereof, in the case of Dry Loans and Undocumented Loans (other than any Dry Loans or Undocumented Loans that are Correspondent Loans)] [insert one (1) Business Day from the date hereof, in the case of AM Funded Wet Loans] [insert the date hereof, in the case of PM Funded Wet Loans] [insert the date hereof, in the case of Correspondent Loans] in connection with which we shall sell to you the Loans set forth on the Loan Schedule attached hereto. The Purchase Price shall be the applicable Purchase Price as set forth in the Pricing Side Letter, the Pricing Rate shall be the applicable Pricing Rate as set forth in the Pricing Side Letter, and Seller agrees to repurchase such Loans on [the 25th of the immediately following calendar month] [insert alternative Repurchase Date if desired] at the Repurchase Price.
          Seller hereby certifies, as of such Purchase Date, that:

     1. no Default, Event of Default or Event of Termination has occurred and is continuing on the date hereof nor will occur after giving effect to such Transaction as a result of such Transaction;
     2. each of the representations and warranties made by Seller in or pursuant to the Program Documents is true and correct in all material respects on and as of such date (in the case of the representations and warranties in respect of Loans, solely with respect to Loans being purchased on the Purchase Date) as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date);
     3. Seller is in compliance with all governmental licenses and authorizations and is qualified to do business and is in good standing in all required jurisdictions except where the lack of any such license or authorization would not be reasonably likely to have a Material Adverse Effect;
     4. Seller has delivered, or within 2 Business Days after the Purchase Date for any purchase of Additional Collateral Mortgage Loans, Seller will deliver, to each Surety Bond Issuer any instrument required to be delivered under the related Surety Bond, executed by the necessary parties, and comply with all other requirements for transferring coverage under the related Surety Bonds in respect of such Additional Collateral Mortgage Loans to the Buyer; and
     5. Seller has satisfied all conditions precedent in Sections 9(a) and (b) of the Repurchase Agreement and all other requirements of the Program Documents.
          The undersigned duly authorized officer of Seller further represents and warrants that (1) the documents constituting the Mortgage File (as defined in the Custodial Agreement) and the other Program Documents with respect to the Loans that are the subject of the Transaction requested herein and more specifically identified on the mortgage loan schedule or computer readable magnetic transmission delivered to, Buyer and the Custodian in connection herewith (the “Receipted Loans”) [with respect to Dry Loans (including any Correspondent Loans that are Dry Loans): have been or are hereby submitted] [with respect to Undocumented Loans (including any Correspondent Loans that are Undocumented Loans) or Wet Loans: shall be delivered, within ten (10) Business Days of the date of the execution of this Transaction Notice] to Custodian and such Required Documents are to be held by the Custodian for Buyer, (2) all other documents related to such Receipted Loans (including, but not limited to, mortgages, insurance policies, loan applications and appraisals) have been or will be created and held by Seller in trust for Buyer, (3) all documents related to such Receipted Loans withdrawn from Custodian shall be held in trust by Seller for Buyer, and (4) upon Buyer’s wiring of the Purchase Price pursuant to Section 3(d) of the Repurchase Agreement, Buyer will have agreed to the terms of the Transaction as set forth herein and purchased the Receipted Loans from Seller.

          Seller hereby represents and warrants that (x) the Receipted Loans have an unpaid principal balance as of the date hereof of $_________ and (y) the number of Receipted Loans is _________.

Very truly yours,
By:
Name:
Title:

EXHIBIT M
FORM OF CORRESPONDENT SELLER RELEASE
[insert date]
PHH Mortgage Corporation
3000 Leadenhall Road
Mail Stop PCLG
Mt. Laurel, New Jersey 08054
Attention: ____________________________
          Re: Correspondent Seller Release
     Effective immediately upon the receipt (the date and time of such receipt, the “Date and Time of Sale”) by [Name of Correspondent Lender] of $____________, [Name of Correspondent Lender] hereby relinquishes any and all right, title and interest it may have in and to the mortgage loans described in Exhibit A attached hereto (the “Loans”), including any security interest therein, and certifies that all notes, mortgages, assignments and other documents in its possession or in the possession of its custodial agent relating to such Loans have been released to PHH Mortgage Corporation or its designee as of the Date and Time of Sale.

[NAME OF CORRESPONDENT LENDER]
By:
Name:
Title:

M-1

EXHIBIT A TO CORRESPONDENT SELLER RELEASE
[List of Loans]

M-2